UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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PANDORA MEDIA, INC.

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Pandora Internal Email – FINAL

From: Roger Lynch To: Staff – All

Date: Monday, 9/24; 4:01 AM PT / 7:01AM ET

Subject: SiriusXM to Acquire Pandora

Attach: Employee FAQs

Team,

We have big news this morning. We just announced (https://www.streetaccount.com/pressrelease.aspx?ticker=P&intraday_id=2430189) that we’ve entered into an agreement to be acquired by SiriusXM, in an all-stock transaction valued at approximately $3.5 billion.

I recognize this is a lot to process as you wake up. So let me jump right to a few key points about this news and why I’m personally excited for the opportunity it presents for Pandora.

First, I’m sure many of you will have questions about what this means for you and your teams. Until the deal closes – likely in Q1 of 2019 – it’s business as usual here at Pandora. We’ll continue to operate as two independent companies until the close of the transaction. After the closing, our company will operate as a wholly-owned subsidiary of SiriusXM. And the powerful Pandora brand you’ve all worked so hard to build will remain intact. There will be no immediate changes to our product offerings, beyond what we already have planned. So just as we do every day, we need to stay focused on our priorities and on serving our listeners and partners.

All of you should be very proud of what this acquisition represents for us as a team and as a company: a chance to accelerate our efforts and enhance the resources we have to grow our business and extend our leadership in digital audio. Your hard work and dedication created this opportunity. We’ve made strong progress this year on our priorities to grow our audience and improve our ad capabilities, marketing and partnerships. SiriusXM clearly recognizes the value of the amazing platform and momentum we’ve built. And so in this context, it’s actually no surprise that they want to combine forces to further amplify the success you’ve created and find new ways to succeed jointly.

Together with SiriusXM we’ll create the world’s largest audio entertainment company. SiriusXM’s products and Pandora’s products are very complementary with very little overlap. They are best in class in the curated subscription audio business and we are best in class in the personalized audio streaming business and the digital ad business. Given our strategic priorities and our recent conversations about expanding non-music content, increasing in-car engagement and enhancing brand awareness, the benefits of the combined company are easy to see. In short, we’ll have even more support to innovate, collaborate and grow together.

Finally, we know the SiriusXM team well and I believe we’ll be able to work very well alongside them. SiriusXM made a significant investment in Pandora 15 months ago. For the past year, Jim Meyer, Greg Maffei and David Frear have sat on our board and have been very supportive of our strategy. Importantly, the combined company will need both the SiriusXM and Pandora teams to continue running their businesses after we complete the transaction.

We’re going to set up an integration team, and we’ll keep you informed. We’ll also hold a company meeting today at 9am PT / 12pm ET to discuss and take your questions. I’ve also attached an FAQ to address some questions that may be on the top of your mind, including the specifics of the transaction.

Our recently revised Purpose called on us to change the way people listen. I believe as the world’s largest audio entertainment company, we’ll have great opportunity to do just that.

Roger

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving Sirius XM Holdings Inc. (“Sirius”) and Pandora Media, Inc. (“Pandora”). Sirius intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Pandora and a prospectus of Sirius and each party will file other documents regarding the proposed transaction with the SEC. Any definitive proxy statement(s)/prospectus(es) will also be sent to the stockholders of Pandora seeking any required stockholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and stockholders of Pandora are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Sirius and Pandora with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Sirius may be obtained free of charge from Sirius at www.siriusxm.com, and the documents filed by Pandora may be obtained free of charge from Pandora at www.Pandora.com. Alternatively, these documents, when available, can be obtained free of charge from Sirius upon written request to Sirius,1290 Avenue of the Americas, 11th Floor, New York, New York 10104, Attn: Investor Relations, or by calling (212) 584-5100, or from Pandora upon written request to Pandora, 2101 Webster Street, Suite 1650, Oakland, California 94612 Attn: Investor Relations or by calling (510) 451-4100.

Sirius and Pandora and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Pandora in favor of the approval of the merger. Information regarding Sirius’ directors and executive officers is contained in Sirius’ Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 and its Proxy Statement on Schedule 14A, dated April 23, 2018, which are filed with the SEC. Information regarding Pandora’s directors and executive officers is contained in Pandora’s Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 and its Proxy Statement on Schedule 14A, dated April 10, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement(s) and the proxy statement(s)/prospectus(es) when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Sirius’ and Pandora’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: ability to meet the closing conditions to the merger, including the approval of Pandora’s stockholders on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; Sirius’ or Pandora’s substantial competition, which is likely to increase over time; Sirius’ or Pandora’s ability to retain subscribers or increase the number of subscribers is uncertain; Sirius’ or Pandora’s ability to profitably attract and retain subscribers; failing to protect the security of the personal information about Sirius’ or Pandora’s customers; interference to Sirius’ or Pandora’s service from wireless operations; Sirius and Pandora engage in substantial marketing efforts and the continued effectiveness of those efforts are an important part of Sirius’ and Pandora’s business; consumer protection laws and their enforcement; Sirius’ or Pandora’s failure to realize benefits of acquisitions or other strategic initiatives; unfavorable outcomes of pending or future litigation; the market for music rights, which is changing and subject to uncertainties; Sirius’ dependence upon the auto industry; general economic conditions; existing or future government laws and regulations could harm Sirius’ or Pandora’s business; failure of Sirius’ satellites would significantly damage its business; the interruption or failure of Sirius’ or Pandora’s information technology and communications systems; rapid technological and industry changes; failure of third parties to perform; Sirius’ failure to comply with FCC requirements; modifications to Sirius’ or Pandora’s business plan; Sirius’ or Pandora’s indebtedness; Sirius’ studios, terrestrial repeater networks, satellite uplink facilities or Sirius’ or Pandora’s other ground facilities could be damaged by natural catastrophes or terrorist activities; Sirius’ principal stockholder has significant influence over its affairs and over actions requiring stockholder approval and its interests may differ from interests of other holders of Sirius’ common stock; Sirius is a “controlled company” within the meaning of the NASDAQ listing rules; impairment of Sirius’ or Pandora’s business by third-party intellectual property rights; changes to Sirius’ dividend policies which could occur at any time; and risks related to the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures. The information set forth herein speaks only as of the date hereof, and Sirius and Pandora disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

1.	What are the benefits of the transaction?

•	Joining with SiriusXM will give us the opportunity to accelerate our priorities, providing more opportunities to invest in technology and innovations that will take Pandora to the next level.

•	As a combined company, we’ll create the largest audio entertainment company in the world. Together, we’ll drive growth by:

•	Leveraging SiriusXM’s content and programming with our ad-supported and subscription tiers to create unique audio packages.

•	Utilizing SiriusXM’s extensive automotive relationships to drive Pandora’s in-car distribution.

•	Capitalizing on cross-promotion opportunities across our combined audience, the largest digital audience in the U.S.

•	Supporting and strengthening Pandora’s highly relevant brand.

•	Continuing investments in content & technology, innovation and expanded monetization capabilities across both our platforms.

2.	Will Pandora continue to operate as a separate company following the close of the transaction?

•	After the closing, Pandora will operate as a wholly-owned subsidiary of SiriusXM.

•	The combined company will need both the SiriusXM and Pandora teams to continue running their businesses after we complete the transaction.

•	Over time, we’ll look for ways to work more closely together to drive growth of our combined business.

3.	When will the deal close?

•	We expect the deal to close in Q1 of 2019, following completion of certain closing conditions.

4.	What will happen to the Pandora brand?

•	The Pandora brand is here to stay and will be further supported and strengthened by SiriusXM after the close.

5.	Who will lead the combined company and where will it be headquartered?

•	SiriusXM will continue to be led by Jim Meyer as Chief Executive Officer.

•	The combined company will be headquartered in New York, where SiriusXM’s current HQ is located.

6.	Will we still launch podcasts this year? Will our product roadmap change?

•	Yes, we will still move forward with the podcast launch later this year and the employee beta is launching in early October.

•	There will be no immediate changes to our product offerings or roadmap.

•	After the closing, we’ll look for ways over time to work more closely together to drive growth of our combined business.

7.	Will my manager, role or objectives change?

•	There will be no immediate changes as a result of this announcement.

•	In the coming weeks, we will form an integration planning team to help plan for a smooth combination. We’ll keep you informed on our progress.

8.	What does this mean for Oakland and Pandora’s other locations? Will I be asked to move?

•	We don’t anticipate any significant changes to Pandora’s geographic footprint.

•	We will keep you informed if there are any changes or updates as we work through this process.

9.	Will we continue our expansion plans in Atlanta?

•	Yes, we’ve been making strong progress in Atlanta and will continue our hiring plans there.

•	We’ll be moving to the new office early next year.

10.	What does this mean for our AdsWizz colleagues?

•	There’s no change to AdsWizz as a result of this announcement. It’s business as usual for them as well.

11.	Will there be layoffs as a result of this transaction?

•	It is business as usual at Pandora. As always, personnel decisions will continue to be made based on the needs of the business.

•	The primary motivation of this transaction isn’t about cost savings, it’s about strategic growth.

12.	Are we still hiring? What should I say to prospective candidates?

•	Yes, this announcement has no impact on our current open positions or immediate hiring plans.

•	If you have a candidate in process or a newly hired employee, make sure to reach out to them and let them know we’re still excited to meet them and/or to have them join.

13.	What is a “go-shop” provision? Why is it part of the agreement?

•	While we are very excited about the agreement, the Board decided to include a “go-shop” provision in the deal to ensure we are maximizing the value of our company.

•	The “go-shop” provision allows us to explore the possibility of alternate proposals from other parties during a period following the execution date of the agreement.

BENEFITS / PAYROLL

14.	Will there be any changes to compensation or benefits plans?

•	There will be no immediate change to your pay, bonus and benefits.

•	In the coming weeks, we will form an integration planning team to help plan for a smooth combination after the close.

•	We are committed to keeping you informed as we move through this process and as decisions are made.

15.	What happens to the Pandora stock that I own? What about stock options and restricted shares (RSUs)?

•	Upon the closing, holders of Pandora common stock will receive 1.44 newly issued SiriusXM shares for each share of Pandora.

•	Unvested Pandora RSUs will similarly convert to SiriusXM shares and continue to vest on the vesting schedule associated with the respective Pandora grant agreement.

•	For those with unexercised options, economic value will be preserved with appropriate modification to the exercise price and number of options.

•	As we approach the closing, we will provide more information about stock and RSU conversions.

16.	Does SiriusXM have a 401K match?

•	Yes! SiriusXM offers a competitive suite of benefits on par with the industry, including a 401K match.

•	We will provide additional details on any SiriusXM plans you may be eligible for closer to the close.

17.	Will we still go through with any mid-year merit changes?

•	Yes, it’s business as usual for Pandora. We will continue to move forward with our mid-year merit planning and any related changes.

18.	What will happen with U.S. employees on a visa?

•	U.S. employees on visas will continue as-is.

19.	Who is my contact for any HR questions?

•	Continue to reach out to your manager or humanresources@pandora.com with any HR questions.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving Sirius XM Holdings Inc. (“Sirius”) and Pandora Media, Inc. (“Pandora”). Sirius intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Pandora and a prospectus of Sirius and each party will file other documents regarding the proposed transaction with the SEC. Any definitive proxy statement(s)/prospectus(es) will also be sent to the stockholders of Pandora seeking any required stockholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and stockholders of Pandora are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Sirius and Pandora with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Sirius may be obtained free of charge from Sirius at www.siriusxm.com, and the documents filed by Pandora may be obtained free of charge from Pandora at www.Pandora.com. Alternatively, these documents, when available, can be obtained free of charge from Sirius upon written request to Sirius, 1290 Avenue of the Americas, 11th Floor, New York, New York 10104, Attn: Investor Relations, or by calling (212) 584-5100, or from Pandora upon written request to Pandora, 2101 Webster Street, Suite 1650, Oakland, California 94612 Attn: Investor Relations or by calling (510) 451-4100.

Sirius and Pandora and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Pandora in favor of the approval of the merger. Information regarding Sirius’ directors and executive officers is contained in Sirius’ Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 and its Proxy Statement on Schedule 14A, dated April 23, 2018, which are filed with the SEC. Information regarding Pandora’s directors and executive officers is contained in Pandora’s Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 and its Proxy Statement on Schedule 14A, dated April 10, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement(s) and the proxy statement(s)/prospectus(es) when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Sirius’ and Pandora’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: ability to meet the closing conditions to the merger, including the approval of Pandora’s stockholders on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; Sirius’ or Pandora’s substantial competition, which is likely to increase over time; Sirius’ or Pandora’s ability to retain subscribers or increase the number of subscribers is uncertain; Sirius’ or Pandora’s ability to profitably attract and retain subscribers; failing to protect the security of the personal information about Sirius’ or Pandora’s customers; interference to Sirius’ or Pandora’s service from wireless operations; Sirius and Pandora engage in substantial marketing efforts and the continued effectiveness of those efforts are an important part of Sirius’ and Pandora’s business; consumer protection laws and their enforcement; Sirius’ or Pandora’s failure to realize benefits of acquisitions or other strategic initiatives; unfavorable outcomes of pending or future litigation; the market for music rights, which is changing and subject to uncertainties; Sirius’ dependence upon the auto industry; general economic conditions; existing or future government laws and regulations could harm Sirius’ or Pandora’s business; failure of Sirius’ satellites would significantly damage its business; the interruption or failure of Sirius’ or Pandora’s information technology and communications systems; rapid technological and industry changes; failure of third parties to perform; Sirius’ failure to comply with FCC requirements; modifications to Sirius’ or Pandora’s business plan; Sirius’ or Pandora’s indebtedness; Sirius’ studios, terrestrial repeater networks, satellite uplink facilities or Sirius’ or Pandora’s other ground facilities could be damaged by natural catastrophes or terrorist activities; Sirius’ principal stockholder has significant influence over its affairs and over actions requiring stockholder approval and its interests may differ from interests of other holders of Sirius’ common stock; Sirius is a “controlled company” within the meaning of the NASDAQ listing rules; impairment of Sirius’ or Pandora’s business by third-party intellectual property rights; changes to Sirius’ dividend policies which could occur at any time; and risks related to the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures. The information set forth herein speaks only as of the date hereof, and Sirius and Pandora disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Senior Leadership Team Follow-Up Email

From: Roger Lynch

To: SLT

Date: Monday, 9/24; 4:01 AM PT / 7:01AM ET (after Staff-All email)

Subject: Today’s plan and supporting our employees

Attach: Employee FAQs

Senior Leadership Team,

As you saw in my email, we have big and exciting news. Thank you all in advance for the important role you’ll play today and in the coming weeks communicating with your teams and keeping our employees focused. I know you are going to start receiving questions soon, so I want to point you to a few resources that can help in your conversations, and make sure you all understand the plan for today.

Today’s Schedule

Throughout the day, Naveen and I will participate in a series of calls with the media and investors, along with SiriusXM executives, talking about the announcement and the benefits of our combined company. We will hold an investor call at 5:30am PT / 8:30am ET. A replay will be available after for those who may still be sleeping!

From an internal perspective:

•

8am PT / 11am ET – Senior Leadership Team Huddle – this will be a critical meeting to make sure we’re on the same page as we enter into the day. Please make every effort to attend in-person or to dial-in.

•	9am PT / 12pm ET – Company All-Hands Meeting

Communications Materials

Attached is the same FAQs document from my all-employee email earlier. It’s important to emphasize that this announcement should have no immediate impact on our day-to-day operations. In addition, the first question covers a high-level overview of some of the mutual benefits we expect to realize through the proposed combination, which I hope you’ll feel comfortable talking through with your teams.

As you familiarize yourself with the communications materials, please also keep in mind:

•	During this period, it’s important that we speak with one voice. If you receive any inquiries from the media or investors, please pass them directly to our PR team at dist-comms-team@pandora.com.

•

The attached documents and messages have been approved by legal counsel for your use. It is imperative that you don’t add to or alter these materials or any other communications you may receive in the future on the deal.

•	Be sensitive to team members’ needs and make yourself available to listen to their concerns, but please do not speculate about any topics beyond the materials provided.

You are likely to receive many questions that you will not be able to answer directly. It’s always okay to acknowledge that we don’t yet have all of the answers. If helpful, you can always respond with something like:

“That’s a great question. It is early in the process, and I do not have all the answers today. There are still many details to be worked out and I will get back to you on that.”

We’re committed to continuing to get you more information as it becomes available. If you have questions you can’t answer, please reach out to Sam Morgan who can help make sure we add it to our list.

Thank you and talk to you soon.

Roger

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving Sirius XM Holdings Inc. (“Sirius”) and Pandora Media, Inc. (“Pandora”). Sirius intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Pandora and a prospectus of Sirius and each party will file other documents regarding the proposed transaction with the SEC. Any definitive proxy statement(s)/prospectus(es) will also be sent to the stockholders of Pandora seeking any required stockholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and stockholders of Pandora are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Sirius and Pandora with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Sirius may be obtained free of charge from Sirius at www.siriusxm.com, and the documents filed by Pandora may be obtained free of charge from Pandora at www.Pandora.com. Alternatively, these documents, when available, can be obtained free of charge from Sirius upon written request to Sirius,1290 Avenue of the Americas, 11th Floor, New York, New York 10104, Attn: Investor Relations, or by calling (212) 584-5100, or from Pandora upon written request to Pandora, 2101 Webster Street, Suite 1650, Oakland, California 94612 Attn: Investor Relations or by calling (510) 451-4100.

Sirius and Pandora and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Pandora in favor of the approval of the merger. Information regarding Sirius’ directors and executive officers is contained in Sirius’ Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 and its Proxy Statement on Schedule 14A, dated April 23, 2018, which are filed with the SEC. Information regarding Pandora’s directors and executive officers is contained in Pandora’s Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 and its Proxy Statement on Schedule 14A, dated April 10, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement(s) and the proxy statement(s)/prospectus(es) when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Sirius’ and Pandora’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: ability to meet the closing conditions to the merger, including the approval of Pandora’s stockholders on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; Sirius’ or Pandora’s substantial competition, which is likely to increase over time; Sirius’ or Pandora’s ability to retain subscribers or increase the number of subscribers is uncertain; Sirius’ or Pandora’s ability to profitably attract and retain subscribers; failing to protect the security of the personal information about Sirius’ or Pandora’s customers; interference to Sirius’ or Pandora’s service from wireless operations; Sirius and Pandora engage in substantial marketing efforts and the continued effectiveness of those efforts are an important part of Sirius’ and Pandora’s business; consumer protection laws and their enforcement; Sirius’ or Pandora’s failure to realize benefits of acquisitions or other strategic initiatives; unfavorable outcomes of pending or future litigation; the market for music rights, which is changing and subject to uncertainties; Sirius’ dependence upon the auto industry; general economic conditions; existing or future government laws and regulations could harm Sirius’ or Pandora’s business; failure of Sirius’ satellites would significantly damage its business; the interruption or failure of Sirius’ or Pandora’s information technology and communications systems; rapid technological and industry changes; failure of third parties to perform; Sirius’ failure to comply with FCC requirements; modifications to Sirius’ or Pandora’s business plan; Sirius’ or Pandora’s indebtedness; Sirius’ studios, terrestrial repeater networks, satellite uplink facilities or Sirius’ or Pandora’s other ground facilities could be damaged by natural catastrophes or terrorist activities; Sirius’ principal stockholder has significant influence over its affairs and over actions requiring stockholder approval and its interests may differ from interests of other holders of Sirius’ common stock; Sirius is a “controlled company” within the meaning of the NASDAQ listing rules; impairment of Sirius’ or Pandora’s business by third-party intellectual property rights; changes to Sirius’ dividend policies which could occur at any time; and risks related to the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures. The information set forth herein speaks only as of the date hereof, and Sirius and Pandora disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

SiriusXM Announces Merger Agreement with Pandora Investor Deck | September 24, 2018

Call Participants Jim Meyer Chief Executive Officer SiriusXM Roger Lynch Chief Executive Officer Pandora David Frear Chief Financial Officer SiriusXM Naveen Chopra Chief Financial Officer Pandora

Important Information This communication is being made in respect of the proposed merger transaction involving Sirius XM Holdings Inc. (“Sirius”) and Pandora Media, Inc. (“Pandora”). Sirius intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Pandora and a prospectus of Sirius and each party will file other documents regarding the proposed transaction with the SEC. Any definitive proxy statement(s)/prospectus(es) will also be sent to the stockholders of Pandora seeking any required stockholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and stockholders of Pandora are urged to carefully read the entire registration statement(s) and proxy statement(s)/prospectus(es), when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Sirius and Pandora with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Sirius may be obtained free of charge from Sirius at www.siriusxm.com, and the documents filed by Pandora may be obtained free of charge from Pandora at www.Pandora.com. Alternatively, these documents, when available, can be obtained free of charge from Sirius upon written request to Sirius, 1290 Avenue of the Americas, 11th Floor, New York, New York 10104, Attn: Investor Relations, or by calling (212) 584-5100, or from Pandora upon written request to Pandora, 2101 Webster Street, Suite 1650, Oakland, California 94612 Attn: Investor Relations or by calling (510) 451-4100. Sirius and Pandora and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Pandora in favor of the approval of the merger. Information regarding Sirius’ directors and executive officers is contained in Sirius’ Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 and its Proxy Statement on Schedule 14A, dated April 23, 2018, which are filed with the SEC. Information regarding Pandora’s directors and executive officers is contained in Pandora’s Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 and its Proxy Statement on Schedule 14A, dated April 10, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement(s) and the proxy statement(s)/prospectus(es) when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the proposed acquisition of Pandora by Sirius and other matters that are not historical facts and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. In addition to factors previously disclosed in Sirius’ and Pandora’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: ability to meet the closing conditions to the merger, including the approval of Pandora’s stockholders on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; Sirius’ or Pandora’s substantial competition, which is likely to increase over time; Sirius’ or Pandora’s ability to retain subscribers or increase the number of subscribers is uncertain; Sirius’ or Pandora’s ability to profitably attract and retain subscribers as Sirius’ marketing efforts reach more price-sensitive consumers is uncertain; failing to protect the security of the personal information about Sirius’ or Pandora’s customers; interference to Sirius’ or Pandora’s service from wireless operations; we and Pandora engage in substantial marketing efforts and the continued effectiveness of those efforts are an important part of Sirius’ and Pandora’s business; consumer protection laws and their enforcement; Sirius’ or Pandora’s failure to realize benefits of acquisitions or other strategic initiatives; unfavorable outcomes of pending or future litigation; the market for music rights, which is changing and subject to uncertainties; Sirius’ dependence upon the auto industry; general economic conditions; existing or future government laws and regulations could harm Sirius’ or Pandora’s business; failure of Sirius’ satellites would significantly damage Sirius’ business; the interruption or failure of Sirius’ or Pandora’s information technology and communications systems; rapid technological and industry changes; failure of third parties to perform; Sirius’ failure to comply with FCC requirements; modifications to Sirius’ or Pandora’s business plan; Sirius’ or Pandora’s indebtedness; Sirius’ studios, terrestrial repeater networks, satellite uplink facilities or Sirius’ or Pandora’s other ground facilities could be damaged by natural catastrophes or terrorist activities; Sirius’ principal stockholder has significant influence over Sirius’ affairs and over actions requiring stockholder approval and its interests may differ from interests of other holders of Sirius’ common stock; we are a “controlled company” within the meaning of the NASDAQ listing rules; impairment of Sirius’ or Pandora’s business by third-party intellectual property rights; changes to Sirius’ dividend policies which could occur at any time; and risks related to the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures. The information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Strategic Rationale Combination creates the world’s largest audio entertainment company with more than $7B in revenue, a $41B enterprise value, low leverage and strong cash flow Builds on SiriusXM’s position as the leader in subscription radio and critically-acclaimed curation with the addition of the largest U.S. audio streaming platform Enables SiriusXM to significantly expand its presence beyond the vehicle into the complementary in-home & mobile entertainment area Diversifies revenue streams with the U.S.’s largest ad-supported digital audio offering and enables continued expansion in North America Creates a strong promotional platform for emerging and established artists to reach and grow their fan base

Growth Opportunities Leveraging SiriusXM’s exclusive content and programming with Pandora’s free ad-supported and subscription tiers to create unique audio packages Utilizing SiriusXM’s extensive automotive relationships to drive Pandora’s in-car distribution Cross-promotion opportunities between SiriusXM’s base of 36M+subscribers across North America & 23M+annual trial listeners and Pandora’s approximately 70M+active listeners Combining investments in content & technology and expanded monetization capabilities across both ad-supported and subscription services in and out of the vehicle 360L deployments combined with Pandora’s digital & ad capabilities to drive increased share of in-car ear & wallet vs other platforms

Transaction Overview Transaction Consideration Pandora stockholders to receive 100% stock consideration at a fixed exchange ratio of 1.44shares of SiriusXM for each share of Pandora Equivalent to $10.14per share, representing a 13.8% premium based on the 30-day VWAP of both companies’ shares Transaction valued at approximately $3.5 billion, including assumption of debt Pandora stockholders to own 8.6%of the pro forma company on a fully diluted basis Expected Closing Expected to close in Q1 2019 subject to Pandora stockholders approval, antitrust approvals and customary closing conditions

Adding Largest U.S. Audio Streaming Platform 65Mad-supported listeners and 6Msubscribers Pandora’s Music Genome provides billions of data points for personalized recommendations Tiered offering of ad-supported, Plus and Premium plans Industry-leading ability to monetize digital audio including established direct sales force, targeting data, Ads Wizz platform and programmatic audio & videoads Recent deals to expand distribution & reach (T-Mobile, Snap and AT&T) and arrangements that allow users to enjoy their favorite content anytime, anywhere Investments in podcast offerings that will bring hundreds of publishers to a scaled audience, leveraging the strength of Pandora’s Genome capabilities

A Compelling Ecosystem 23M Annual SXM Non -Conversions OEM Trials Conversions Ups—Sells 36M 70M+ Churn SiriusXM Pandora MAUs Subs

Benefits to Pandora Stockholders Builds on Pandora’s strong operational momentum over last year Structure allows shareholder participation in future upside Increase in scale, industry expertise and financial resources to drive growth & innovation Ability to differentiate product and content offering Sirius XM provides a strategic advantage in vehicles Opportunity to accelerate advertising business and increased expertise in subscriptions

Benefits to Consumers, Artists & Stockholders Consumers: Current offerings to remain in place Opportunity for new packages with enhanced features Ability to listen to more music and non-music content on any platform, anywhere Artists: Growth and scale to reach more fans Significant & growing royalty stream to artists Extensive user preference data Stockholders: Combined listener base spanning 65M+ad-supported listeners and 40M+combined subscribers Operational excellence in subscription and advertising businesses Strong capitalization supports investments in content, new products and capital returns to stockholders

Q&A

Email to Investors, dated as of September 24, 2018

What: Some exciting news this morning. We just announced an agreement with Sirius XM for them to acquire us. The combination will create the world’s largest audio entertainment company with more than $7B in revenue, 65M ad- supported listeners and more than 40 million subscribers. Key deal highlights include:

•	Builds on Pandora’s strong operational momentum over the last year

•	All-stock transaction structure allows shareholder participation in future upside

•	Adds scale, industry expertise and financial resources to accelerate our growth and innovation

•	Further differentiates our brand, product, content and ad offerings

•	Provides a strategic advantage in the auto market

•	Creates significant additional opportunities for our advertising business and adds expertise and scale in subscriptions

Terms: The transaction is valued at approximately $3.5 billion, including the assumption of debt. Further details include:

•

Pursuant to the agreement, the owners of the outstanding shares in Pandora that SiriusXM does not currently own will receive a fixed exchange ratio of 1.44 newly issued SiriusXM shares for each share of Pandora they hold, representing a premium of 13.8% over a 30-day volume-weighted average price and a premium of 24.4% over a 90-day volume-weighted average price.

•	Based on the 30-day volume-weighted average of $7.04 per share for SiriusXM common stock, the implied price for Pandora common stock is $10.14 per share.

•	SiriusXM currently owns convertible preferred stock in Pandora that represents a 15% stake on an as-converted basis.

•

The merger agreement includes a “Go Shop” provision under which the Pandora board of directors may actively solicit, receive, evaluate or potentially enter into negotiations with parties that offer alternate proposals.

•	This transaction is expected to close in the Q1 2019 and is subject to customary closing conditions and regulatory approvals.

Learn more: Check out our blog post and the full press release for more details on the benefits of this transaction.

Conference Call Information

SiriusXM will hold a conference call to discuss this transaction today, September 24, 2018 at 8:30 AM ET. The dial-in information for participants is (866) 610-1072 (Domestic) and +1 (973) 935-2840 (International). The passcode for both numbers is 7138655. Investors will have the opportunity to listen to the conference call live and access the accompanying presentation slides on each company’s investor relations tabs on each company’s website, http://investor.siriusxm.com or http://investor.pandora.com.

Participants are encouraged to register at least 15 minutes early to download and install any necessary software. For those who cannot listen to the live broadcast, a telephonic replay will be available through October 8, 2018 by dialing (800) 585-8367 (Domestic) and +1 (404) 537-3406 (International), passcode 7138655. An archived version of the replay will also be available at http://investor.siriusxm.com or http://investor.pandora.com.

Questions: Contact investor@Pandora.com

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving Sirius XM Holdings Inc. (“Sirius”) and Pandora Media, Inc. (“Pandora”). Sirius intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Pandora and a prospectus of Sirius and each party will file other documents regarding the proposed transaction with the SEC. Any definitive proxy statement(s)/prospectus(es) will also be sent to the stockholders of Pandora seeking any required stockholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and stockholders of Pandora are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Sirius and Pandora with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Sirius may be obtained free of charge from Sirius at www.siriusxm.com, and the documents filed by Pandora may be obtained free of charge from Pandora at www.Pandora.com. Alternatively, these documents, when available, can be obtained free of charge from Sirius upon written request to Sirius,1290 Avenue of the Americas, 11th Floor, New York, New York 10104, Attn: Investor Relations, or by calling (212) 584-5100, or from Pandora upon written request to Pandora, 2101 Webster Street, Suite 1650, Oakland, California 94612 Attn: Investor Relations or by calling (510) 451-4100.

Sirius and Pandora and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Pandora in favor of the approval of the merger. Information regarding Sirius’ directors and executive officers is contained in Sirius’ Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 and its Proxy Statement on Schedule 14A, dated April 23, 2018, which are filed with the SEC. Information regarding Pandora’s directors and executive officers is contained in Pandora’s Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 and its Proxy Statement on Schedule 14A, dated April 10, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement(s) and the proxy statement(s)/prospectus(es) when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Sirius’ and Pandora’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: ability to meet the closing conditions to the merger, including the approval of Pandora’s stockholders on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; Sirius’ or Pandora’s substantial competition, which is likely to increase over time; Sirius’ or Pandora’s ability to retain subscribers or increase the number of subscribers is uncertain; Sirius’ or Pandora’s ability to profitably attract and retain subscribers; failing to protect the security of the personal information about Sirius’ or Pandora’s customers; interference to Sirius’ or Pandora’s service from wireless operations; Sirius and Pandora engage in substantial marketing efforts and the continued effectiveness of those efforts are an important part of Sirius’ and Pandora’s business; consumer protection laws and their enforcement; Sirius’ or Pandora’s failure to realize benefits of acquisitions or other strategic initiatives; unfavorable outcomes of pending or future litigation; the market for music rights, which is changing and subject to uncertainties; Sirius’ dependence upon the auto industry; general economic conditions; existing or future government laws and regulations could harm Sirius’ or Pandora’s business; failure of Sirius’ satellites would significantly damage its business; the interruption or failure of Sirius’ or Pandora’s information technology and communications systems; rapid technological and industry changes; failure of third parties to perform; Sirius’ failure to comply with FCC requirements; modifications to Sirius’ or Pandora’s business plan; Sirius’ or Pandora’s indebtedness; Sirius’ studios, terrestrial repeater networks, satellite uplink facilities or Sirius’ or Pandora’s other ground facilities could be damaged by natural catastrophes or terrorist activities; Sirius’ principal stockholder has significant influence over its affairs and over actions requiring stockholder approval and its interests may differ from interests of other holders of Sirius’ common stock; Sirius is a “controlled company” within the meaning of the NASDAQ listing rules; impairment of Sirius’ or Pandora’s business by third-party intellectual property rights; changes to Sirius’ dividend policies which could occur at any time; and risks related to the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures. The information set forth herein speaks only as of the date hereof, and Sirius and Pandora disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Pandora Blog Post, dated as of September 24, 2018

You may have noticed that big things (https://finance.yahoo.com/news/siriusxm-acquire-pandora-creating-worlds-110000794.html) are happening at Pandora.

Earlier today, we announced that we’ve entered into an agreement to be acquired by SiriusXM, in an all-stock transaction, valued at approximately $3.5 billion.

Here’s what this means for our listeners, and why we’re excited:

First, and most importantly, the Pandora that you know and love today will continue to deliver you the music that you want to hear. Whether you’re a user of our ad-supported service, or enjoy either Pandora Plus or Pandora Premium, our products and their pricing aren’t changing as a result of this announcement.

And, the Pandora brand – instantly recognizable to our tens of millions of monthly users – is here to stay.

Second, once the transaction has closed, the combined company will be the largest audio entertainment business in the world. That kind of scale means that we’ll be even better able to provide our users an exceptional audio experience – no matter where they are, how they’re listening and what they want to listen to.

Over time we’ll work together with SiriusXM to reimagine the future of audio – finding new ways to curate and launch unique product and content packages and deliver a seamless, engaging and always entertaining experience to the very people who made Pandora possible in the first place: all of you.

Stay tuned!

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving Sirius XM Holdings Inc. (“Sirius”) and Pandora Media, Inc. (“Pandora”). Sirius intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Pandora and a prospectus of Sirius and each party will file other documents regarding the proposed transaction with the SEC. Any definitive proxy statement(s)/prospectus(es) will also be sent to the stockholders of Pandora seeking any required stockholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and stockholders of Pandora are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Sirius and Pandora with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Sirius may be obtained free of charge from Sirius at www.siriusxm.com, and the documents filed by Pandora may be obtained free of charge from Pandora at www.Pandora.com. Alternatively, these documents, when available, can be obtained free of charge from Sirius upon written request to Sirius,1290 Avenue of the Americas, 11th Floor, New York, New York 10104, Attn: Investor Relations, or by calling (212) 584-5100, or from Pandora upon written request to Pandora, 2101 Webster Street, Suite 1650, Oakland, California 94612 Attn: Investor Relations or by calling (510) 451-4100.

Sirius and Pandora and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Pandora in favor of the approval of the merger. Information regarding Sirius’ directors and executive officers is contained in Sirius’ Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 and its Proxy Statement on Schedule 14A, dated April 23, 2018, which are filed with the SEC. Information regarding Pandora’s directors and executive officers is contained in Pandora’s Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 and its Proxy Statement on Schedule 14A, dated April 10, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement(s) and the proxy statement(s)/prospectus(es) when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Sirius’ and Pandora’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: ability to meet the closing conditions to the merger, including the approval of Pandora’s stockholders on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; Sirius’ or Pandora’s substantial competition, which is likely to increase over time; Sirius’ or Pandora’s ability to retain subscribers or increase the number of subscribers is uncertain; Sirius’ or Pandora’s ability to profitably attract and retain subscribers; failing to protect the security of the personal information about Sirius’ or Pandora’s customers; interference to Sirius’ or Pandora’s service from wireless operations; Sirius and Pandora engage in substantial marketing efforts and the continued effectiveness of those efforts are an important part of Sirius’ and Pandora’s business; consumer protection laws and their enforcement; Sirius’ or Pandora’s failure to realize benefits of acquisitions or other strategic initiatives; unfavorable outcomes of pending or future litigation; the market for music rights, which is changing and subject to uncertainties; Sirius’ dependence upon the auto industry; general economic conditions; existing or future government laws and regulations could harm Sirius’ or Pandora’s business; failure of Sirius’ satellites would significantly damage its business; the interruption or failure of Sirius’ or Pandora’s information technology and communications systems; rapid technological and industry changes; failure of third parties to perform; Sirius’ failure to comply with FCC requirements; modifications to Sirius’ or Pandora’s business plan; Sirius’ or Pandora’s indebtedness; Sirius’ studios, terrestrial repeater networks, satellite uplink facilities or Sirius’ or Pandora’s other ground facilities could be damaged by natural catastrophes or terrorist activities; Sirius’ principal stockholder has significant influence over its affairs and over actions requiring stockholder approval and its interests may differ from interests of other holders of Sirius’ common stock; Sirius is a “controlled company” within the meaning of the NASDAQ listing rules; impairment of Sirius’ or Pandora’s business by third-party intellectual property rights; changes to Sirius’ dividend policies which could occur at any time; and risks related to the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures. The information set forth herein speaks only as of the date hereof, and Sirius and Pandora disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.